Exhibit 99.1

Third Amendment

to

Credit Agreement

This Third Amendment to Credit Agreement (herein, the “Third Amendment”) is dated as of November 28, 2016 and entered into by and between THE FEMALE HEALTH COMPANY, a Wisconsin corporation (“FHC”), ASPEN PARK PHARMACEUTICALS, INC., a Delaware corporation (“APP”), BADGER ACQUISITION SUB, INC., a Delaware corporation (“FHC Subsidiary”), and BMO HARRIS BANK N.A., a national banking association (the “Lender” or the “Bank”).

Recitals

A.FHC and Lender heretofore executed and delivered that certain Credit Agreement dated as of December 29, 2015 (“the “Original Credit Agreement”), as amended by that certain First Amendment and Waiver to Credit Agreement and Security Agreement dated as of January 4, 2016 (“First Amendment”) and that certain Consent and Amendment to Credit Agreement dated as of March 31, 2016 (“Second Amendment”; the Original Credit Agreement, as amended by the First Amendment and Second Amendment, collectively, the “Existing Credit Agreement”).

B.FHC has heretofore executed and delivered to the Lender that certain General Security Agreement dated as of December 29, 2015, as heretofore amended (the “Security Agreement”) and certain other Collateral Documents, including without limitation the Pledge Agreement, to secure the Obligations.

C.FHC Subsidiary and Blue Hen Acquisition, Inc. (“Blue Hen”) heretofore executed and delivered to Lender that certain Guaranty Agreement dated as of April 1, 2016 (the “Guaranty”) as required by the Existing Credit Agreement.

D.FHC Subsidiary and Blue Hen heretofore executed and delivered to Lender that certain General Security Agreement dated as of April 1, 2016, as heretofore amended, to secure the Obligations.

E.On or about October 31, 2016, FHC, Blue Hen and APP entered into that certain Amended and Restated Agreement and Plan of Merger dated as of October 31, 2016 by and among FHC, Blue Hen and APP (“Merger Agreement”).

F.In accordance with the terms of the Merger Agreement, Blue Hen merged with and into APP (the “Merger”) with APP becoming the surviving entity and Blue Hen’s legal existence as a separate entity ceasing.

G.As a result of the Merger, APP became a Wholly owned Subsidiary of FHC.

H.Prior to the date hereof, the following Default and Event of Default has occurred as a result of the Merger: (a) failure to comply with Section 7.4 of the Existing Credit Agreement; (b) the occurrence of a Change of Control; and (c) the failure to comply with any other provision contained in the Existing Credit Agreement as a result of the Merger, including Sections 6.1, 6.10, 6.12, 7.1, 7.2 and 7.3 (collectively, the “Existing Default”).

I.FHC and Guarantors have requested that Lender (a) waive the Existing Default, and (b) extend credit and make financial accommodations available to APP, and (c) amend, rather than amend and restate, the Existing Credit Agreement, and the Lender is willing to do so under the terms and conditions set forth in this Third Amendment.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.	Limited Waiver of Existing Default.

Each of the Loan Parties agrees and acknowledges that the Existing Default has resulted in the occurrence of a Default and Event of Default under the Credit Agreement.  The Loan Parties have, therefore, requested that the Lender waive the Existing Default.  Subject to the terms and conditions set forth herein, the Lender hereby waives: (a) the Existing Default specified in Recital H above; and (b) Lender’s remedies with respect to the Existing Default.  This waiver shall be narrowly construed and shall not extend to any other Defaults or Events of Default under, or failures to comply with, the Credit Agreement or any other Loan Document, nor shall this waiver prejudice any rights or remedies which the Lender may have or be entitled to with respect to any noncompliance, Defaults or Events of Default (other than the Existing Default) under the Credit Agreement or other Loan Documents.

Section 2.	Amendments.

2.1 Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Existing Credit Agreement shall be and hereby is amended as of the Third Amendment Effective Date as follows:

2.1.1 Deleted Reference. The first sentence of the introductory paragraph of the Existing Credit Agreement is hereby amended by deleting the phrase “(“Borrower”)” in its entirety.
2.1.2 Deleted Definitions. Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the definitions of “Borrower” and “Security Agreement” in its entirety.
2.1.3 New Definitions. Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Additional Borrower” or “APP” means, Aspen Park Pharmaceuticals, Inc., a Delaware corporation

“APP IP Security Agreement” means that certain Intellectual Property Security Agreement dated as of Third Amendment Effective Date by and between Additional Borrower and Bank, as the same may be amended, modified, supplemented or restated from time to time.

“APP Security Agreement” means that certain General Security Agreement dated as of Third Amendment Effective Date by and between Additional Borrower and Bank, as the same may be amended, modified, supplemented or restated from time to time.

“APP Pledge Agreement” means that certain Stock Pledge Agreement dated as of the Third Amendment Effective Date by and between Original Borrower and Bank, and acknowledged by APP, as the same may be amended, modified, supplemented or restated from time to time.

“APP Waiver Agreement” means that certain Landlord Lien Waiver and Collateral Access Agreement dated as of November 1, 2016 by and between Frost Real Estate Holdings, LLC and the Bank.

“Arina APA” means that certain Asset Purchase Agreement dated as of the Effective Date (as defined therein) by and between APP and Arina Therapeutics, LLC, an Ohio limited liability company.

“Arina Subordination Agreement” means that certain Subordination Agreement dated as of November 11, 2016, by and Arina Therapeutics, LLC, an Ohio limited liability company, APP, and the Bank, as the same may be amended, modified, restated or supplemented from time to time.

“Articles of Amendment” means the Articles of Amendment to the Original Borrower's Amended and Restated Articles of Incorporation containing the Statement of Terms of the Original Borrower's Class A Convertible Preferred Stock – Series 4 and filed with the Wisconsin Department of Financial Institutions on November 1, 2016, but effective as of October 31, 2016.

“Borrowers” means, collectively, The Female Health Company, a Wisconsin corporation and Aspen

Park Pharmaceuticals, Inc., a Delaware corporation.

“Business Transaction” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any line or lines of business or division of a Person, (b) the acquisition of in excess of 50% of the Equity Interests of any Person (other than a Person that is a Subsidiary), or otherwise causing any Person to become a Subsidiary, (c) a Change of Control, or (d) a merger or consolidation or any other combination with another Person.

“FHC IP Security Agreement” means that certain Intellectual Property Security Agreement dated as of December 29, 2015, by and between Original Borrower and Bank, as the same may be amended, modified, supplemented or restated from time to time.

“FHC Security Agreement” means that certain Security Agreement dated as of December 29, 2015 between Original Borrower and Bank, as amended, and as the same may be amended, modified, supplemented or restated from time to time.

“Guarantor Security Agreement” means that certain General Security Agreement dated as of April 1, 2016 and executed by the Guarantors in favor of the Bank, as amended, and as the same may be amended, modified, restated or supplemented from time to time.

“Loan Party” or “Loan Parties” means, individually or collectively, the Borrowers, each Subsidiary of any Borrower, and any other Person that (i) executes a Guaranty, (ii) grants a Lien on all or substantially all of its assets to secure payment of any of the Obligations, or (iii) delivers one or more Loan Documents as a Borrower, Guarantor, or otherwise to the benefit of the Bank.

“Original Borrower” means The Female Health Company, a Wisconsin corporation.

“Security Agreements” means, collectively, the FHC Security Agreement, the APP Security Agreement, and the Guarantor Security Agreement.

“Third Amendment Effective Date” means November 28, 2016.

“Third Amendment to Credit Agreement” means that certain Third Amendment to Credit Agreement dated as of November 28, 2016 by and between the Borrowers, the Guarantor, and the Bank.

2.1.4 Amended Definitions. Section 1.1 of the Existing Credit Agreement is hereby amended by:

(a) Deleting all references to “Borrower” in each of the definitions of “Interest Expense”, “Net Income”, “Total Leverage Ratio”, “U.S. Landlord Waivers” and substituting therefor the following, “Original Borrower”; and

(b) Deleting each of the following definitions in its entirety and substituting therefor the following, respectively:

“Change of Control” means any of (a) the acquisition by any “person” or “group” (as such terms are used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) (other than any person or group that files a report on Schedule 13G unless and until such person or group is required to file a report on Schedule 13D) at any time of beneficial ownership of (i) 25% or more of the outstanding capital stock or other equity interests of the Original Borrower or (ii) any of outstanding capital stock or other equity interests of the Additional Borrower, each on a fully-diluted basis, other than acquisitions of such interests by the current directors, officers and employees of such applicable Borrower, (b) the failure of individuals who are members of the board of directors (or similar governing body) of the Original Borrower on the Closing Date (together with any new or replacement directors whose nomination for election was approved by a majority of the directors who were either directors on the Closing Date or previously so approved) to constitute a majority of the board of directors (or similar governing body) of the Original Borrower, or (c) any “Change of Control” (or words of like import), as defined in any agreement or indenture relating to any issue of material Indebtedness of Issuer or any Subsidiary, shall occur.

“Collateral Documents” means the Pledge Agreement, the FHC Security Agreement, the FHC IP Security Agreement, the Control Agreements, the APP Security Agreement, the APP IP Security Agreement, the APP Pledge Agreement, the Guarantor Security Agreement, and all other mortgages, deeds of trust, security agreements, pledge agreements, assignments, financing statements and other documents as shall from time to time secure the Obligations or any part thereof.

“Material Adverse Effect” means (a) a material adverse change in, or material adverse effect upon, the operations, business, Property, or condition (financial or otherwise) of either the Original Borrower, or of the Original Borrower and its Subsidiaries taken as a whole, (b) a material impairment of the ability of any Borrower or any Subsidiary to perform its material obligations under any Loan Document, or (c) a material adverse effect upon (i) the legality, validity, binding effect or enforceability against any Borrower or any Subsidiary of any Loan Document or the rights and remedies of Bank thereunder or (ii) the perfection or priority of any Lien granted under any Collateral Document.

“Permitted Acquisition” means any acquisition by any Loan Party, whether by purchase, merger or otherwise, of all or substantially all of the assets of, all of the Equity Interests of, or a business line or unit or a division of, any Person (such Person, the “Acquired Business”) which is prior approved by the Bank in writing and in the Bank’s sole discretion.

“Pledge Agreement” means that certain Charge Over Shares Agreement dated as of December 29, 2015 by and between Original Borrower, The Female Health Company Limited, a company organized under the laws of the United Kingdom, and Bank, as the same may be amended, modified, supplemented or restated from time to time.

“Tangible Net Worth” means for each applicable period, total stockholders’ equity on the Original Borrower’s consolidated balance sheet as reported in its Form 10-K or 10-Q less all amounts appearing on the assets side of its consolidated balance sheet representing an intangible asset under GAAP; provided that, total stockholders’ equity shall include outstanding shares of the Original Borrower's Class A Convertible Preferred Stock – Series 4 as further described in the Articles of Amendment notwithstanding GAAP’s treatment of such equity (i.e. treated as a liability appearing on the liabilities side of the balance sheet of the Original Borrower in accordance with GAAP).

“Total Funded Debt” means, at any time the same is to be determined, the sum (but without duplication) of (a) all Indebtedness for Borrowed Money of the Original Borrower and its Subsidiaries at such time, and (b) all Indebtedness for Borrowed Money of any other Person which is directly or indirectly guaranteed by the Original Borrower or any of its Subsidiaries or which the Original Borrower or any of its Subsidiaries has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which the Original Borrower or any of its Subsidiaries has otherwise assured a creditor against loss; provided, however, that to the extent that obligations of the Original Borrower to the holders of the outstanding shares of the Original Borrower's Class A Convertible Preferred Stock – Series 4 as further described in the Articles of Amendment are, according to GAAP, treated as Indebtedness for Borrowed Money, all such obligations shall be excluded from the calculation of Total Funded Debt.

2.1.5 Section 1.2 of the Existing Credit Agreement is hereby amended by adding the following at the end of said section:

“In consideration of the Bank’s agreement to amend, rather than amend and restate this Agreement, the benefit to the Borrowers and other Loan Parties, which is hereby expressly acknowledged by each of them, any reference to “Borrower” herein, shall be interpreted to be qualified by “any”, “each”, or “either”, or, shall be deemed to include both Borrowers.  In each case involving a question as to which qualification may control (i.e. a question as to whether a specific representation, covenant, or other provision, or portion thereof, shall apply to one or more of the

Borrowers), the Bank shall, in its sole discretion interpret same in a manner most favorable to the Bank, as determined by the Bank in its sole discretion, and such interpretation shall be binding on the Bank and each of the Loan Parties.”

2.1.6 Section 2.2 of the Existing Credit Agreement is hereby amended by adding the following sentence at the end of said section:

“Notwithstanding anything to the contrary contained herein, the Obligations of the Borrowers under the Revolving Loans shall be joint and several.”

2.1.7 Section 2.3 of the Existing Credit Agreement is hereby amended by adding the following sentence at the end of subsection (c):

“Notwithstanding anything to the contrary contained herein, the Borrowers’ obligation to reimburse L/C Obligations shall be joint and several.”

2.1.8 Section 4.3 of the Existing Credit Agreement is hereby amended by adding the following subsections, in alphabetical sequence, immediately following subsection (e) of said Section 4.3:

“(f) As soon as reasonably practicable, but in no event later than sixty (60) days after the Third Amendment Effective Date, Additional Borrower shall terminate its operating account with Chase Bank further described on Schedule 6.2 and cause same to be transferred and maintained at the Bank or one of its affiliates.

(g)The Loan Parties and the Bank shall have entered into an amendment and restatement of the Credit Agreement (the "Restated Credit Agreement") and such other documents and agreements related thereto as the Bank may reasonably require on the earlier of (i) the occurrence of a Business Transaction, or (ii) December 29, 2017 (provided that the Loan Parties and the Bank and their respective counsel shall have commenced the discussions and drafting of the Restated Credit Agreement on or before December 1, 2017).

2.1.9 Section 5.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

"5.1  Organization and Qualification.  Each Borrower is (a) duly organized, validly existing, and in good standing as a corporation under the laws of its jurisdiction of incorporation; (b) has full and adequate power to own its Property and conduct its business as now conducted; and (c) is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned or leased by it requires such licensing or qualifying, except, with respect to this clause (c), where the failure to do so would not have a Material Adverse Effect."

2.1.10 The first sentence of Section 5.4 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

"On and after the Third Amendment Effective Date, Borrowers shall use the proceeds of the Revolving Credit for working capital and general company purposes; provided that the Borrowers may also use said proceeds for financing capital expenditures and Permitted Acquisitions and for such other legal and proper purposes as are consistent with all applicable laws."

2.1.11 Section 5.11 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“5.11 Litigation.  Except as disclosed on Schedule 5.11, there is no litigation or governmental or arbitration proceeding or labor controversy pending, nor to the knowledge of Borrower threatened, against Borrower or any Subsidiary or any of their Property which if adversely determined, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.”

2.1.12 Section 7.1 of the Existing Credit Agreement is hereby amended by deleting subsection (f) in its entirety, and substituting therefor the following:

“(f) Indebtedness for Borrowed Money consisting of deferred purchase price obligations of Additional Borrower as further described in, and only to such extent as set forth in, the Arina APA;”

2.1.13 Section 7.1 of the Existing Credit Agreement is hereby further amended by replacing the period at the end of subsection (g) with “; and” and adding new subsections (h) and (i), in alphabetical sequence immediately following subsection (g), to read as follows:

“(h) Indebtedness for Borrowed Money consisting, to the extent treated as such under GAAP, of obligations of Original Borrower to the holders of the outstanding shares of the Original Borrower's Class A Convertible Preferred Stock – Series 4 as further described in, and only to the extent set forth in, the Articles of Amendment; and

(i) guaranty by Original Borrower of the obligations of Additional Borrower under that certain Office Lease dated as of October 31, 2016, by and between Frost Real Estate Holdings, LLC and Additional Borrower.”

2.1.14 Section 7.2 of the Existing Credit Agreement is hereby amended by deleting subsections (g) and (h), each in its entirety, and substituting therefor the following:

“(g)     Cash collateral securing indebtedness permitted by Section 7.1(g);

 (h)     Lien granted in favor of Arina Therapeutics, LLC, an Ohio limited liability   company pursuant to the Arina APA provided that at all times, such Lien granted to Arina shall be subject to the terms of the Arina Subordination Agreement and subordinated to the Lien of the Bank; and

  (i)     Liens granted in favor of Bank pursuant to the Collateral Documents.”

2.1.15 Section 7.4 of the Existing Credit Agreement is hereby amended by deleting subsection (d) in its entirety and substituting therefor the following:

“(d) the merger of any Subsidiary with and into any Borrower or any other Subsidiary; provided that, (i) in the case of any merger involving the Original Borrower, the Original Borrower is the corporation surviving the merger, and (ii) the Borrowers obtain the prior written consent of the Bank;”

2.1.16 Section 9.10(a) of the Existing Credit Agreement is hereby amended by adding the following sentence at the end of said section:

“Notwithstanding anything to the contrary contained herein, the Borrowers agree that the Obligations under this Section 9.10(a) and any other Obligation under this Agreement shall be joint and several.”

2.1.17 Schedule 5.11 attached hereto and made a part hereof is hereby added to the Credit 6

Agreement.

2.1.18 Schedule 5.2 and Schedule 6.2 of the Credit Agreement are hereby amended and restated, each in its entirety, by replacing and substituting therefor Schedule 5.2 (Amended and Restated) and Schedule 6.2 (Amended and Restated), respectively, attached hereto and made a part hereof.

Section 3.	Conditions Precedent.

The effectiveness of this Third Amendment is subject to the satisfaction of all of the following conditions precedent:

3.1 Lender shall have received each of the following, in each case, (i) executed by all applicable parties, (ii) dated a date satisfactory to Lender, and (iii) in form and substance satisfactory to Lender:

(a) This Third Amendment duly executed by the Borrower;
(b) An amended and restated Note duly executed by Borrowers dated the date hereof and otherwise in compliance with the provisions of Section 2.10 of the Credit Agreement;

(c) the APP Security Agreement, APP IP Security Agreement, the APP Pledge Agreement, and each of the other additional Collateral Documents required by Bank, together with UCC financing statements to be filed against the Additional Borrower, as debtor, in favor of Bank, as secured party, and (iv) patent, trademark, and copyright collateral agreements to the extent requested by Bank;

(d) the APP Waiver Agreement;
(e) evidence of all insurance of Additional Borrower required to be maintained under the Loan Documents;
(f) an updated list of the Borrowers’ Authorized Representatives;
(g) the Arina Subordination Agreement, duly executed by all parties thereto;
(h) financing statement, tax, and judgment lien search results against the Property of Additional Borrower evidencing the absence of Liens on its Property;
(i) a favorable written opinion of counsel to Borrowers and each Subsidiary who is party to any Loan Document;

(j) for each of the Loan Parties, a Secretary’s or Officer’s Certificate in such form and content acceptable to the Bank which shall include a certificate of incumbency, certified copies of such Loan Party’s Articles of Incorporation or Certificate of Incorporation, as applicable, true and correct copy of such Loan Party’s By-laws or Operating Agreement, certificates of good standing issued by the Secretary of State of the state of its incorporation and each state, if any, in which it is qualified to do business, dated not earlier than thirty (30) days prior to the date hereof, as applicable, and a true and correct copy of the resolutions authorized by the Board of Directors or Manager(s) of such Loan Party, as applicable, with respect to this Third Amendment and the transactions contemplated hereby;

(k) fully executed Internal Revenue Service Form W-9 for APP; and
(l) such other agreements, instruments, documents, certificates, and opinions as Bank may reasonably request.

3.2 Lender shall have received payment of the following fees, pursuant to Section 9.10 of the Credit Agreement, all of which shall be deemed fully earned upon receipt thereof: (a) payment of all outstanding and unpaid attorneys’ fees and costs; and (b) all attorneys’ fees and costs incurred relating to the preparation, negotiation, execution and delivery of this Third Amendment and other post-closing matters.
3.3 Legal matters incident to the execution and delivery of this Third Amendment shall be satisfactory to the Lender and its counsel.

Section 4.	Reaffirmation of Guaranty.

4.1 In order to induce the Bank to execute and deliver this Third Amendment, each Borrower (with respect to itself and its Subsidiaries, if any) and each Guarantor (with respect to itself and its Subsidiaries, if any), to the extent applicable to them, hereby represents to the Bank that as of the date hereof, after giving effect to the waiver contained in Section 1 of this Third Amendment into account (a) the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 5.5 of the Credit Agreement shall be deemed to refer to the most recent financial statements delivered to the Bank, the representations contained in Section 5.6 of the Credit Agreement are remade as of the date of the most recent audited financial statements delivered to the Bank and except that the representations contained in Section 5.11 of the Credit Agreement shall be supplemented by the information set forth on Schedule 5.11 attached to this Third Amendment) and (b) the Borrowers are in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Third Amendment.

Section 5.	Representations.

5.1 Each Borrower and each Guarantor has full right and authority to enter into this Third Amendment and to perform all of its obligations hereunder.  This Third Amendment delivered by Borrowers and Guarantors has been duly authorized, executed, and delivered and constitute valid and binding obligations of each Borrower and each Guarantor enforceable against them in accordance with their terms.

5.2 Each of the Guarantors executing this Third Amendment hereby consents to this Third Amendment and ratifies and affirms the Guaranty and agrees that the Guaranty is in full force and effect following the execution and delivery of this Third Amendment.  The representations and warranties of each Guarantor in the Guaranty are, as of the date hereof, true and correct and no Guarantor knows of any default thereunder.  The Guaranty continues to be the valid and binding obligation of each Guarantor, enforceable in accordance with its terms and no Guarantor has any claims or defenses to the enforcement of the rights and remedies of the Bank thereunder, except as provided in the Guaranty.  Each Guarantor further agrees that the consent of the Guarantors to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained. Each of the undersigned acknowledges that the Bank is relying on the assurances provided in this Section 5.2 in entering into the Third Amendment.

Section 6.	Miscellaneous.

6.1 Each of the Borrowers and each Guarantor and hereby acknowledges and agrees that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Obligations arising under the Credit Agreement; and the Collateral Documents and the rights and remedies of the Bank thereunder, the obligations of the Borrowers and/or each Guarantor thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Third Amendment.

6.2 Each of the Loan Parties and Bank each acknowledges that there are no other understandings, agreements or representations, either oral or written, express or implied, that are not embodied in the Loan Documents and this Third Amendment, which collectively represent a complete integration of all prior and contemporaneous agreements and understandings of the Loan Parties and Bank; and that all such prior understandings, agreements and representations are hereby modified as set forth in this Third Amendment. Except as specifically amended herein, the Existing Credit Agreement shall continue in full force and effect in accordance with its original terms, as amended prior to the Third Amendment Effective Date. Reference to this specific Third Amendment need not be made in the Credit Agreement, the Note, the Collateral Documents the other Loan Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

6.3 The Borrowers jointly and severally agree to pay on demand all costs and expenses of or incurred by the Bank in connection with the negotiation, preparation, execution and delivery of this Third Amendment, including the fees and expenses of counsel for the Bank, which have not been included and paid pursuant to Section 3.2 hereof.

6.4 This Third Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Third Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of executed counterparts of this Third Amendment by telecopy shall be effective as an original.

6.5 This Third Amendment shall be governed by the internal laws of the State of Illinois.

6.6 This Third Amendment shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

6.7 The paragraph and section headings used herein are for convenience only and shall not limit the substantive provisions hereof.  All words herein which are expressed in the neuter gender shall be deemed to include the masculine, feminine and neuter genders.  Any word herein which is expressed in the singular or plural shall be deemed, whenever appropriate in the context, to include the plural and the singular.

6.8 For value received, including without limitation, the agreements of the Bank in this Third Amendment, each Borrower and each Guarantor hereby releases the Bank, and each of its current and former shareholders, directors, officers, agents, employees, attorneys, consultants, and professional advisors (collectively, the “Released Parties”) of and from any and all demands, actions, causes of action, suits, controversies, acts and omissions, liabilities, and other claims of every kind or nature whatsoever, both in law and in equity, known or unknown, which any Borrower and/or any Guarantor has or ever had against the Released Parties, including, without limitation, those arising out of the existing financing arrangements between any Borrower or any Guarantor and the Bank, and each Borrower and each Guarantor further acknowledges that, as of the date hereof, it does not have any counterclaim, set-off, or defense against the Released Parties, each of which each Borrower and each Guarantor hereby expressly waives.

6.9 This Third Amendment shall not be construed more strictly against the Bank than against the Borrowers or the Guarantors merely by virtue of the fact that the same has been prepared by counsel for the Bank, it being recognized that the Borrowers, Guarantors and the Bank have contributed substantially and materially to the preparation of this Third Amendment, and each Borrower and each Guarantor acknowledges and waives any claim contesting the existence and the adequacy of the consideration given by the other in entering into this Third Amendment.  Moreover, in consideration of the Bank’s agreement to refrain from amending and restating the Existing Credit Agreement pursuant to the request of the Borrowers, this Third Amendment shall be construed in light most favorable to the Bank and any ambiguity herein shall be resolved in favor of the Bank.  Each of the parties to this Third Amendment represents that it has been advised by its respective counsel of the legal and practical effect of this Third Amendment, and recognizes that it is executing and delivering this Third Amendment, intending thereby to be legally bound by the terms and provisions thereof, of its own free will, without promises or threats or the exertion of duress upon it.  The signatories hereto state that they have read and understand this Third Amendment, that they intend to be legally bound by it and that they expressly warrant and represent that they are duly authorized and empowered to execute it.

6.10 Without in any way limiting any provision herein, the Credit Agreement, or any other Loan Document, Borrower hereby indemnifies and hold harmless the Released Parties from, and shall pay to Lender, on behalf of and for the benefit of itself, or on behalf of and for the benefit of Released Parties, or any one of them, as the case may be, the amount of, or reimburse the Released Parties for, any Loss that the Released Parties or any of them may suffer, sustain, or become subject to, as a result of, in connection with, or in any way relating to the pledge of the lost original stock certificate representing Borrower’s ownership of equity interests in The Female Health Company Limited pledged to Midland States Bank, as successor in interest to Heartland Bank, any replacement stock certificate issued in lieu therefor, and the pledge of such replacement stock certificate as Collateral for Borrower’s Obligations.  For the purposes of this Section 5.6, "Loss" shall mean any cost, loss, liability, obligation, claim, cause of action, damage, deficiency, expense (including costs of investigation and defense and reasonable attorneys' fees and expenses), fine, penalty, judgment, award, assessment, or diminution of value.

6.11 The recitals and all exhibits and schedules hereto constitute an integral part of this Third Amendment, evidencing the intent of the parties in executing this Third Amendment and describing the circumstances surrounding its execution.  Accordingly, the recitals, exhibits and schedules are, by this express reference, made a part of the covenants hereof, and this Third Amendment shall be construed in the light thereof.  Except as otherwise provided in this Third Amendment, capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Existing Credit Agreement.

6.12 The recitals contained in this Third Amendment constitute an integral part of this Third Amendment, evidencing the intent of the Borrowers and Guarantor and the Bank and describing the circumstances surrounding its execution.  Accordingly, the recitals are, by this express reference, made a part of the covenants hereof, and this Third Amendment shall be construed in the light thereof.

6.13 All capitalized terms not otherwise defined herein shall have the same meanings as such terms are defined in the Existing Credit Agreement.

[SIGNATURE PAGE TO FOLLOW]

This Third Amendment to Credit Agreement is entered into as of the date and year first above written.

“Borrowers”

THE FEMALE HEALTH COMPANY

By: /s/  Mitchell S. Steiner, M.D.

Name:  Mitchell S. Steiner, M.D.

Title: President and Chief Executive Officer

ASPEN PARK PHARMACEUTICALS, INC.

By: /s/  Mitchell S. Steiner, M.D.

Name:  Mitchell S. Steiner, M.D.

Title: President and Chief Executive Officer

“Guarantor”

BADGER ACQUISITION SUB, INC.

By: /s/  Mitchell S. Steiner, M.D.

Name:  Mitchell S. Steiner, M.D.

Title: President and Chief Executive Officer

This Third Amendment to Credit Agreement is entered into as of the date and year first above written.

“Lender”

BMO HARRIS BANK N.A.

By: /s/  Jaime Freeman

Name: Jaime Freeman

Title: Vice President